30 th Annual J.P. Morgan Healthcare Conference Jay Gellert President and Chief Executive Officer January 9, 2012 Exhibit 99.1

Cautionary Statement
Cautionary Statement
    Health Net, Inc. and its representatives may from time to time make written and oral forward-looking statements within the meaning of the Private Securities Litigation Reform Act (“PSLRA”) of 1995, including statements in this presentation and other presentations, in press releases, filings with the Securities and Exchange Commission (“SEC”), reports to stockholders and in meetings with investors and analysts.
All statements in this presentation, other than statements of historical information provided herein, including the guidance for future periods and the assumptions underlying such projections, may be deemed to be forward-looking statements and as such are intended to be covered by the safe harbor for “forward-looking statements” provided by PSLRA. These statements are based on management’s analysis, judgment, belief and expectation only as of the date hereof, and are subject to changes in circumstances and a number of risks and uncertainties. Without limiting the foregoing, the guidance as to expected future period results and statements including the words
“believes,” “anticipates,” “plans,” “expects,” “may,” “should,” “could,” “estimate,” “intend,” “feels,” “will,” “projects” and other similar expressions are intended to identify forward-looking statements. Actual results could differ materially from those expressed in, or implied or projected by the forward-looking information and statements due to, among other things, health care reform and other increased government participation in and regulation of health benefits and managed care operations, including the ultimate impact of the Affordable
Care Act, which could materially adversely affect Health Net’s financial condition, results of operations and cash flows through, among other things, reduced revenues, new taxes, expanded liability, and increased costs (including medical, administrative, technology or other costs), or require changes to the ways in which Health Net does business; rising health care costs; continued slow economic growth or a further decline in the economy; negative prior period claims reserve developments; trends in medical care ratios; membership declines;
unexpected utilization patterns or unexpectedly severe or widespread illnesses; rate cuts and other risks and uncertainties affecting Health
Net’s Medicare or Medicaid businesses; any liabilities of the Northeast business that were incurred prior to the closing of its sale as well as those liabilities incurred through the winding-up and running-out period of the Northeast business; litigation costs; regulatory issues with agencies such as the California Department of Managed Health Care, the Centers for Medicare & Medicaid Services, the Office of Civil
Rights of the U.S. Department of Health and Human Services and state departments of insurance; operational issues; failure to effectively oversee our third party vendors; noncompliance by Health Net or Health Net’s business associates with any privacy laws or any security breach involving the misappropriation, loss or other unauthorized use or disclosure of confidential information; investment portfolio impairment charges; volatility in the financial markets; and general business and market conditions. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included within Health Net's most recent Annual Report on Form 10-K and subsequent Quarterly Reports on
Form 10-Q filed with the SEC and the risks discussed in Health Net’s other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements. Except as may be required by law, Health Net undertakes no obligation to address or publicly update its guidance, the assessment of the underlying assumptions or any of its forward-looking statements to reflect events or circumstances that arise after the date of this presentation.

Emerging Environment
Emerging Environment
•
Economy continues to drive change
•
Federal and state budget pressures
impacting health care
•
Ongoing uncertainty regarding
implementation of Affordable Care Act
•
Growing importance of diverse book
of business

Health Net Strategy
Health Net Strategy
•
Diverse book of businesses
–
Risk and fee
–
Commercial, Medicaid, Medicare
and TRICARE
•
Value-based products
•
Invest in G&A efficiencies
•
Focus on areas of competitive advantage
•
Strengthen balance sheet

Diverse Businesses: Commercial
Diverse Businesses: Commercial
•
Move to lower price point HMO products
–
Built on medical group model
–
Tailored networks focused on high quality,
cost-effective providers
•
Offer broad coverage options
–
Benefit designs that meet customers’ needs
and health care reform requirements
•
Provider partnerships key
–
Innovation in product design and
financial structures

Diverse Businesses: Medicare
Diverse Businesses: Medicare
•
Traditional strength: network-model HMO markets
•
Sustain margins through product design
and premiums
•
Provider partnership opportunities
•
Renewed enrollment growth in 2012
•
Sale of Medicare stand-alone Part D (PDP)
business for approximately $140 million in net
cash proceeds

Diverse Businesses: Medicaid
Diverse Businesses: Medicaid
•
Stable financial performance despite
rate pressure
•
New member growth from Seniors and
Persons with Disabilities (SPD) population
•
Dual-eligibles opportunity
•
Expansion potential due to health care reform
•
Low-cost, capitated network presents product
development opportunities

Diverse Businesses:
Diverse Businesses:
Government Contracts
Government Contracts
•
Consistent and predictable TRICARE performance
•
New contract implemented on April 1, 2011
–
Cost reimbursement plus fixed fee contract
–
Improves company balance between risk
and fee-based businesses
•
Opportunities as Department of Defense faces
budget pressures

G&A Efficiencies
G&A Efficiencies
•
G&A efficiency an integral part of future operations
•
Continue to make necessary investments
•
Actively exploring additional opportunities to
outsource key business processes and technologies
•
Create leaner, more focused organization aligned
with health reform

10 Financial Performance Financial Performance • Stable enrollment • Expanding commercial margins • Managing G&A expenses • Strong parent cash position • Share repurchase program

11 11
2011 Earnings Guidance
2011 Earnings Guidance
Year-end Membership (a)
•
Commercial:  Flat (previously +1% to +2%)
•
Medicaid: +9% to +11%
•
Medicare Advantage (c) : -8% to -10%
•
Total Western Region Operations
medical membership (c) : +3% to +4%
•
PDP (c) : -11% to -13%
Consolidated Revenues (c) $11.8 billion (previously $12.0 billion to $12.5 billion)
Commercial Yields (a) ~5.1% to 5.3% (previously ~5.5% to 6.0%)
Commercial Health Care Cost Trends (a) ~ 140 to 150 bps < premium yields
Selling Cost Ratio (a) ~ 2.3% to 2.4%
G&A Expense Ratio (a) ~ 8.7% to 8.9%
Tax Rate (b) ~38.7%
Weighted-average Fully
Diluted Shares Outstanding
90.5 million (previously 92.3 million)
GAAP EPS (d)
Combined Western Region Operations
and Government Contracts EPS (c)
$0.71 to $0.73 (previously $0.63 to $0.68)
$3.08 to $3.10 (previously $3.00 to $3.05)
(a) For the company’s Western Region Operations segment
(b) For the combined Western Region Operations and Government Contracts segments
(c) Includes the expected impact of the CMS sanctions previously announced on November 19, 2010 and lifted on August 1, 2011
(d) Includes the impact of the AmCareco litigation judgment

12 12
2012 Earnings Guidance
2012 Earnings Guidance
Year-end Membership (a)
•
Commercial: -3% to -5%
•
Medicaid: +3% to +5%
•
Medicare Advantage: +8% to +10%
•
Medicare PDP (stand-alone): +10% to +12%
•
Total health plan membership: flat to +1%
Consolidated Revenues (b) ~$11.5 billion to $12.0 billion
Commercial Premium Yields PMPM (a) ~ +4.3% to +4.8%
Commercial Health Care Costs PMPM (a) ~40 to 60 bps < premium yields PMPM
Selling Cost Ratio (a) ~2.3% to 2.4%
G&A Expense Ratio (a) ~ 8.6% to 8.8%
Tax Rate (b) 38.0% to 39.0%
Weighted-average Fully
Diluted Shares Outstanding (c)
~82.0 million to 83.0 million
GAAP EPS (c)
Combined Western Region Operations
and Government Contracts EPS (c)
$2.80 to $2.90
$3.30 to $3.40
(a) For the company’s Western Region Operations segment
(b) For the combined Western Region Operations and Government Contracts segments
(c) The company’s guidance does not include the impact of share repurchases other than those to counter dilution.

HNT: Building Shareholder Value
HNT: Building Shareholder Value
•
Strategic response to changing environment
•
Diverse book of businesses
•
Opportunities for growth
•
Further margin improvements
•
Financial flexibility